Exhibit 99.2

2015 Second Quarter Results Copyright 2015 by Plug Power Inc. Today’s Fuel Cells for proven, reliable power August 6, 2015

Safe Harbor This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about Plug Power Inc. (“PLUG”), including but not limited to statements about PLUG’s 2015 forecast of sales, unit shipments, hydrogen infrastructure construction and order bookings, as well as growth and expansion in the European market and other growth opportunities. You are cautioned that such statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will have been achieved. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements. In particular, the risks and uncertainties include, among other things, the risk that we will not be able to obtain financing arrangements to support the sale or leasing of our products and services to customers; the risk that we continue to incur losses and might never achieve or maintain profitability; the risk that we will need to raise additional capital to fund our operations and such capital may not be available to us; our lack of extensive experience in manufacturing and marketing products may impact our ability to manufacture and market products on a profitable and large-scale commercial basis; the risk that unit orders will not ship, be installed and/or converted to revenue, in whole or in part; the risk that pending orders may not convert to purchase orders, in whole or in part; the risk that a loss of one or more of our major customers could result in a material adverse effect on our financial condition; the risk that a sale of a significant number of shares of stock could depress the market price of our common stock; the risk that negative publicity related to our business or stock could result in a negative impact on our stock value and profitability; the risk of potential losses related to any product liability claims and contract disputes; the risk of loss related to an inability to maintain an effective system of internal controls or key personnel; risks related to use of flammable fuels in our products; the cost and timing of developing, marketing and selling our products and our ability to raise the necessary capital to fund such costs; the ability to achieve the forecasted gross margin on the sale of our products; the risk that our actual net cash used for operating expenses may exceed the projected net cash for operating expenses; the cost and availability of fuel and fueling infrastructures for our products; market acceptance of our products, including GenDrive and GenKey systems; the volatility of our stock price; our ability to establish and maintain relationships with third parties with respect to product development, manufacturing, distribution and servicing and the supply of key product components; the cost and availability of components and parts for our products; our ability to develop commercially viable products; our ability to reduce product and manufacturing costs; our ability to successfully expand our product lines; our ability to successfully expand internationally; our ability to improve system reliability for our GenDrive and GenKey systems; competitive factors, such as price competition and competition from other traditional and alternative energy companies; our ability to protect our intellectual property; the cost of complying with current and future federal, state and international governmental regulations; risks associated with potential future acquisitions; and other risks and uncertainties referenced in our public filings with the Securities and Exchange Commission (the “SEC”). For additional disclosure regarding these and other risks faced by PLUG, see disclosures contained in PLUG's public filings with the SEC including, the “Risk Factors” section of PLUG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014. You should consider these factors in evaluating the forward-looking statements included in this presentation and not place undue reliance on such statements. The forward-looking statements are made as of the date hereof, and PLUG undertakes no obligation to update such statements as a result of new information.

Q2 Record Quarter Record revenues of more than $24M Bookings in excess of $59M Bookings to date more than $106M Expanded gross margins 7% in Q2 26% for GenDrive

2015 Projections Reiterated More than $200M in bookings for full year More than $100M in revenue Continual progress on gross margins

Walmart and Kroger: Repeat Customers WALMART: - Fully commissioned thus far in 2015: 1. Bedford, PA 2. Wintersville, OH 3. Mankato, MN 4. Gas City, IN KROGER: - 2015 GenKey deployments to date: 1. Atlanta, GA 2. Delaware, OH - Value proposition works for Kroger End of Q3: expect five of 30 distribution centers converted Expected conversion rate of one per quarter

H2 Fuel Cell (HFC) Value Proven All Around Manufacturing: HFCs allow fleet cost predictability Honda Mercedes Benz BMW Volkswagen Mid-Size Fleets: HFCs improve warehouse efficiencies Dietz and Watson FreezPak Uline Newark Farmers Market GenFuel Improvements: allow mid-size fleet customers to achieve positive payback

International Sales Expansion In Europe Plug Power now owns 100% of HyPulsion Enter European material handling market with success under belt Full suite of CE-certified GenDrive products OEM qualifications Expect European market to accelerate rapidly Focus on manufacturing customers with high labor costs Initial deployments with FM Logistics and Prelodis Number of deals in discussion European customers also looking for GenKey model

Positive Gross Margins Achieved Substantial Gross Margin Traction GenDrive: Improved from 4% to 26% in 24 months Achieved through design simplification, purchasing power, and scale production Influencer: Investment in own stack technology Reduces initial product costs and increases life to reduce service costs Good portion of Class-3 products will ship with Plug Power air-cooled stacks in Q3/Q4 2015 Some Class-2 products will ship with Plug Power liquid-cooled stacks in Q4 2015 Air-Cooled Stack Liquid-Cooled Stack

Service Gross Margin Improvements Achieved Substantial Gross Margin Traction Improved from -34% in 2Q 2014 to -24% in 2Q 2015 Improvements in GenCare Failure rates declined by over 70% in past year 40% increased life with high power stacks Fleet operating center is monitoring performance

A Point Not To Be Lost Achieved Substantial Gross Margin Traction Fact: Our systems are performing more material handling hydrogen fuelings a day than anyone else in the world Enable almost half a million hydrogen fuelings with GenFuel Dispensed more than 500 metric tons of H2 By end of year: one million hydrogen re-fuelings Product roadmaps allow us to continue to drive down costs Coming Quarters: Service margin growth should continue to improve, positively impacting our bottom line

Revenue Growth Through Financing Simple financing is expected to accelerate deal closures Looking at variety of options Fund with direct investors Participating in “partnership flip” offerings End of Year Goal: Financing vehicle in place that should support the growth in Plug Power’s business

We Bring Our Customers: We Believe: With simple financing, we can sell many more units than in our present plan Strong value proposition Set of turn-key solutions that include reliable, efficiency-enhancing products and outstanding service Impressive customer list of some of the world’s most forward-thinking companies

2nd Quarter 2015 Financial Highlights Continued Momentum and Commercial Traction 2nd quarter total revenues - $24.0 million – 39% increase over prior year Gross margin improvement - year over year $59 million in 2nd Q bookings - ending quarter with backlog $206 million Strong build activity for 3rd quarter - unit shipments and H2 infrastructure construction Ended quarter with Cash - $109 million and Working Capital $136 million

Quarterly Total Revenue *projection *projection Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015

Quarterly Administrative Expenses *projection *projection

Quarterly Gross Margin and EBITDAS *projection *projection

Key Conclusions to Take Away 2nd Quarter 2015 – Reflections Expect continued momentum in sales & bookings Expect commercial traction providing confidence in full year forecast Second quarter margin performance & cost down program progress Continued investments to fuel growth Near Term: product design, manufacturing, business support Longer Term: small site offerings, hydrogen solutions, Europe traction 2015 Outlook Update – Building Confidence & Momentum Forecasting more than $100 million in total sales for 2015 Driving substantial margin rate improvement Growing into administration structure Maintaining a strong cash position

Questions?

[LOGO]